Vocera Announces First Quarter Revenue of $40.2 million

SAN JOSE, Calif. - April 26, 2018 - Vocera Communications, Inc. (NYSE: VCRA), a recognized leader in clinical communication and workflow solutions, today reported total revenue of $40.2 million for the first quarter of 2018, an increase of 10% compared to revenue of $36.6 million in the first quarter of 2017.

“Our first quarter provided a strong start to the year, including a large strategic win and progress in our international markets,” said Brent Lang President and Chief Executive Officer of Vocera. “We had good success cross selling our solutions and expanded our industry leadership with significant product introductions.”

First quarter of 2018 financial highlights include:

•	Total revenue of $40.2 million, up 10% year-over-year

•	GAAP net loss per share of $(0.16); non-GAAP net income per share of $0.04

•	GAAP net loss of $(4.8) million; Adjusted EBITDA of $1.8 million

•	Deferred revenue of $54.4 million as of March 31, 2018

•	Cash, cash equivalents and short-term investments of $81.8 million as of March 31, 2018; no debt

First Quarter 2018 Results
Total revenue for the first quarter of 2018 was $40.2 million, compared to $36.6 million in the first quarter of 2017.

(in thousands)	Three months ended March 31,
	2018	2017	% change
Product revenue
Device	$12,648	$14,058	(10.0)%
Software	8,439	5,994	40.8
Total product	$21,087	$20,052	5.2%

Service revenue
Maintenance and support	$13,965	$12,000	16.4%
Professional services and training	5,190	4,574	13.5
Total service	19,155	16,574	15.6
Total revenue	$40,242	$36,626	9.9%

GAAP gross margin for the first quarter of 2018 was 59.4%, compared to 57.5% in the first quarter of 2017.

	Three months ended March 31,
	2018	2017
Gross margin
Product	69.9%	68.0%
Service	47.8	44.8
Total gross margin	59.4%	57.5%

Non-GAAP gross margin
Product	74.3%	71.8%
Service	51.5	48.1
Total non-GAAP gross margin	63.5%	61.1%

GAAP net loss for the first quarter of 2018 was $(4.8) million, or $(0.16) per share, compared to $(6.7) million, or $(0.24) per share in the first quarter of 2017.

	Three months ended March 31,
(in thousands except per share amounts)	2018	2017
Net income (loss)	$(4,770)	$(6,650)
Net income (loss) per share	$(0.16)	$(0.24)
Non-GAAP net income	$1,324	$(1,525)
Non-GAAP net income per share	$0.04	$(0.05)
Adjusted EBITDA	$1,763	$(565)

Deferred revenue at March 31, 2018, was $54.4 million compared to $55.2 million at December 31, 2017 and $50.4 million at March 31, 2017. Cash equivalents and short-term investments were $81.8 million at March 31, 2018 and $81.2 million at December 31, 2017. The Company continues to have a strong balance sheet with no debt.

Full Year and Second Quarter 2018 Guidance
Beginning in the first quarter of 2018, the Company adopted ASC 606, the new revenue recognition accounting standard, on a fully retrospective basis. The Company’s re-cast financial statements for 2016 and 2017 are included in the accompanying financial schedules.

For the full-year 2018, the Company expects revenue between $175.0 million and $183.0 million and a GAAP loss per share between $(0.63) and $(0.40). The Company expects non-GAAP net income per share to be between $0.28 and $0.48 and non-GAAP Adjusted EBITDA to be between $14.0 million and $20.0 million.

For the second quarter of 2018, the Company expects revenue between $39.5 million and $43.5 million and a GAAP loss per share between $(0.25) and $(0.17). The Company expects non-GAAP net loss per share to be between $(0.02) and $0.06 and non-GAAP Adjusted EBITDA to be between $0.5 million and $3.0 million.

(in millions except per share amounts)	Q2’18		FY’18
	Low	High	Low	High
Revenue	$39.5	$43.5	$175.0	$183.0
Loss per share	$(0.25)	$(0.17)	$(0.63)	$(0.40)
Diluted non-GAAP net income (loss) per share	$(0.02)	$0.06	$0.28	$0.48
Adjusted EBITDA	$0.5	$3.0	$14.0	$20.0

Certain amounts in our release may not re-compute due to rounding. A reconciliation of non-GAAP to GAAP financial measures, and second quarter and full-year guidance, are included in the financial schedules.

Conference Call Information
Vocera Communications will host a conference call at 5 p.m. ET (2 p.m. PT) today, April 26, 2018, to discuss the Company’s results.

Investors may access a free, live webcast of the call through the Investors section of the Company’s website at investors.vocera.com.

The call also can be accessed by dialing 833-238-7944, or 647-689-4192 for international callers, and using the access code 8788738.

A webcast replay of the call will be archived at investors.vocera.com.

Forward-Looking Statements
Statements in this press release that are not strictly historical in nature are forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding future events, such as our ability to continue to execute on our business plans and strategies and our expected operating results for the second quarter and full year 2018. These forward-looking statements are based on limited information currently available to us and our management`s expectations, which are inherently subject to change and involve a number of risks and uncertainties.
Actual events or results may differ materially from those in any forward-looking statement due to various factors, including but not limited to, our ability to achieve anticipated strategic or financial benefits from our acquisitions; changes in regulations in the U.S. and other countries; the effects on government and commercial hospital customers of the federal budget and budgetary uncertainty; changes in healthcare insurance coverage and consumers’ utilization of healthcare and hospital services; our ability to achieve and maintain profitability; the demand for our various solutions in the healthcare and other markets; our lengthy and unpredictable sales cycle; our ability to offer high-quality services and support for our solutions; our ability to acquire the sole and limited source hardware and software components of our solutions; our ability to obtain the required capacity and product quality from our contract manufacturer; our ability to develop and introduce new solutions and features to existing solutions and to manage our growth; the impact of tax law reform on us or our customers; and the other factors described in our most recently filed Annual Report on Form 10-K, as well as our other filings with the Securities and Exchange Commission (SEC). Our filings with the SEC are available on the Investors section of the Company’s web site at www.vocera.com. The financial and other information contained in this press release should be read in conjunction with the financial statements and notes thereto included in our filings with the SEC. Our operating results for any historical period, including the first quarter of 2018, are not necessarily indicative of our operating results for any future periods. This press release speaks only as of its date. We assume no obligation to update the information in this press release, to revise any forward-looking statements, or to update the reasons actual events or results could differ materially from those anticipated in forward-looking statements.

Use of Non-GAAP Financial Information
This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates the Company’s results and makes operating decisions using various GAAP and non-GAAP measures. In addition to our GAAP results, we also consider non-GAAP gross margin, non-GAAP gross margin for products and for services, non-GAAP net income/(loss), non-GAAP income/(loss) per diluted share and non-GAAP operating expenses. We also present Adjusted EBITDA, a non-GAAP measure that we reconcile to net income/(loss). These non-GAAP measures should not be considered as a substitute for the corresponding financial measure derived in accordance with GAAP. We present the non-GAAP measures because we consider them to be important supplemental information for our investors for analyzing our performance, core operating results and trends. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures included with this press release.
Our non-GAAP gross margins, non-GAAP net income/(loss), non-GAAP earnings/(loss) per diluted share, non-GAAP operating expenses, and Adjusted EBITDA are exclusive of certain items to facilitate management’s review of the comparability of our core operating results on a period to period basis because such items are not related to our ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:
a) Stock-based compensation expense impact. We recognize equity plan-related compensation expenses, which represent the fair value of all share-based payments to employees, including grants of employee stock options and restricted stock units as non-GAAP adjustments in each period.
b) Amortization of acquired intangibles. We acquired certain companies in 2010, 2014 and 2016, and booked intangible assets related to these acquisitions. The amortization of these acquired intangible assets is excluded from non-GAAP net income because it is not related to ongoing controllable management decisions and because it is non-cash in nature.
c) Acquisition related expenses. In addition to the amortization of acquired intangibles mentioned above, we also adjust for certain acquisition-related expenses that we may incur including (i) professional service fees and (ii) transition costs. Professional service fees include third party costs related to the acquisition, such as due diligence costs, accounting fees, legal fees, valuation services and commissions, if any. Transition costs include retention payments, transitional employee costs and earn-out payments (including amounts relating to the distribution of purchase consideration among the selling equity holders) treated as compensation expense. We consider such costs and adjustments as highly variable in amount and frequency, being significantly impacted by the timing and size of any acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management can better focus on the organic continuing operations of our baseline and acquired businesses.

d) Restructuring costs. We exclude restructuring costs from non-GAAP measures because we do not regard these limited-term or one-time costs as reflective of normal costs we incur to operate our business. These are defined in U.S. GAAP to include one-time employee termination benefits, contract termination costs, and other associated costs, with respect to exit or disposal activities.
Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Vocera’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock award grants.
We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:
1) Such non-GAAP financial measures provide an additional analytical tool for understanding our financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;
2) These non-GAAP financial measures facilitate comparisons to the operating results of other companies commonly compared to us, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance; and
3) These non-GAAP financial measures are employed by our management in their own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting.
Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:
i) While share-based compensation constitutes one of our ongoing and recurring expenses, it is not an expense that requires cash settlement by us. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.
ii) We present share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation are dependent upon the trading price of our common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties, the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.
As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•
Our stock options, restricted stock units, and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future; and

•	Other companies may calculate non-GAAP financial measures differently than us, limiting their usefulness as a comparative measure.
Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between our non-GAAP and GAAP financial results is set forth in the financial tables referred to above, and linked to, this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results for the respective periods.
About Vocera:
The mission of Vocera Communications, Inc. is to simplify and improve the lives of healthcare professionals and patients, while enabling hospitals to enhance quality of care and operational efficiency. In 2000, when the company was founded, we began to forever change the way care teams communicate. Today, Vocera continues to offer the leading platform for clinical communication and workflow. More than 1,700 facilities worldwide, including nearly 1,500 hospitals and healthcare facilities, have selected our solutions for team members to text securely using smartphones or make calls with our hands-free, wearable Vocera Badge. Interoperability between Vocera and more than 140 clinical and operational systems helps reduce alarm fatigue, speed up staff response times, and improve patient care, safety and experience. In addition to healthcare, Vocera is at home in luxury hotels, aged care facilities, nuclear facilities, libraries, retail stores and more. Vocera makes a difference in any industry where workers are on the move and need to connect instantly with team members and access resources or information quickly. In 2017, Vocera made the list of Forbes 100 Most Trustworthy Companies in America.
Learn more at www.vocera.com, and follow @VoceraComm on Twitter.
The Vocera logo is a trademark of Vocera Communications, Inc. Vocera® is a trademark of Vocera Communications, Inc. registered in the United States and other jurisdictions. All other trademarks appearing in this release are the property of their respective owners.

Contacts:

Investors:
Sue Dooley
Vocera Communications, Inc.
408.882.5971
investorrelations@vocera.com

Media:
Philip Anast
Amendola Communications
312.576.6990
panast@acmarketingpr.com

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three months ended March 31,
	2018	2017
Revenue
Product	$21,087	$20,052
Service	19,155	16,574
Total revenue	40,242	36,626
Cost of revenue
Product	6,345	6,409
Service	9,996	9,155
Total cost of revenue	16,341	15,564
Gross profit	23,901	21,062
Operating expenses
Research and development	7,314	6,929
Sales and marketing	15,022	14,922
General and administrative	6,359	5,695
Total operating expenses	28,695	27,546
Income (loss) from operations	(4,794)	(6,484)
Interest income	215	105
Other income (expense), net	(279)	109
Income (loss) before income taxes	(4,858)	(6,270)
Benefit from (provision for) income taxes	88	(380)
Net income (loss)	$(4,770)	$(6,650)

Net income (loss) per share
Basic	$(0.16)	$(0.24)
Diluted	$(0.16)	$(0.24)
Weighted average shares used to compute net income (loss) per share
Basic	29,476	27,751
Diluted	29,476	27,751

Vocera Communications, Inc.
Condensed Consolidated Balance Sheets
(In Thousands)
(Unaudited)

	March 31, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$28,855	$28,726
Short-term investments	52,911	52,507
Accounts receivable, net of allowance	30,191	35,105
Other receivables	1,245	1,331
Inventories	3,577	2,815
Prepaid expenses and other current assets	5,281	3,957
Total current assets	122,060	124,441
Property and equipment, net	5,747	5,751
Intangible assets, net	12,316	13,567
Goodwill	49,246	49,246
Deferred commissions	9,734	10,301
Other long-term assets	1,539	1,667
Total assets	$200,642	$204,973
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$4,675	$2,678
Accrued payroll and other current liabilities	9,904	14,689
Deferred revenue, current	40,661	40,734
Total current liabilities	55,240	58,101
Deferred revenue, long-term	13,699	14,417
Other long-term liabilities	3,998	4,455
Total liabilities	72,937	76,973
Stockholders' equity	127,705	128,000
Total liabilities and stockholders’ equity	$200,642	$204,973

Vocera Communications, Inc.
Three months ended March 31, 2018

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2018	expense (a)	(b)	expense (c)	adjustments	2018
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$21,087	$—	$—	$—	$—	$21,087
Service	19,155	—	—	—	—	19,155
Total revenue	40,242	—	—	—	—	40,242
Cost of revenue
Product	6,345	101	828	—	929	5,416
Service	9,996	646	—	60	706	9,290
Total cost of revenue	16,341	747	828	60	1,635	14,706
Gross profit	$23,901	$747	$828	$60	$1,635	$25,536

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2018	expense (a)	(b)	expense (c)	adjustments	2018
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$7,314	$607	$—	$—	$607	$6,707
Sales and marketing	15,022	1,496	378	—	1,874	13,148
General and administrative	6,359	1,737	45	196	1,978	4,381
Total operating expenses	$28,695	$3,840	$423	$196	$4,459	$24,236

(a) This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b) This adjustment reflects the accounting impact of acquisitions in 2010, 2014 and 2016 in non-cash expense.
(c) This adjustment reflects the costs associated with the acquisition in 2016.

Three months ended March 31, 2017
		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$20,052	$—	$—	$—	$—	$20,052
Service	16,574	—	—	—	—	16,574
Total revenue	36,626	—	—	—	—	36,626
Cost of revenue
Product	6,409	66	692	—	758	5,651
Service	9,155	454	—	96	550	8,605
Total cost of revenue	15,564	520	692	96	1,308	14,256
Gross profit	$21,062	$520	$692	$96	$1,308	$22,370

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$6,929	$412	$—	$35	$447	$6,482
Sales and marketing	14,922	1,265	385	8	1,658	13,264
General and administrative	5,695	1,386	55	271	1,712	3,983
Total operating expenses	$27,546	$3,063	$440	$314	$3,817	$23,729
(a) This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b) This adjustment reflects the accounting impact of acquisitions in 2010 and 2014 in non-cash expense.
(c) This adjustment reflects the costs associated with the acquisition in 2016.

Vocera Communications, Inc.
Non-GAAP Net income and net income per share and Adjusted EBITDA
(In thousands, except per share amounts)
(Unaudited)

	Three months ended March 31,
	2018	2017
GAAP net income (loss)	$(4,770)	$(6,650)
Add back:
Stock compensation expense	4,587	3,583
Acquisition related expenses	256	410
Interest income	(189)	(92)
Depreciation and amortization expense	1,967	1,804
Benefit from (provision for) income taxes	(88)	380
Non-GAAP adjusted EBITDA	$1,763	$(565)

GAAP net income (loss)	$(4,770)	$(6,650)
Add back:
Stock compensation expense	4,587	3,583
Intangible amortization	1,251	1,132
Acquisition related expenses	256	410
Non-GAAP net income	$1,324	$(1,525)
Net income per share
Basic	$0.04	$(0.05)
Diluted	$0.04	$(0.05)
Weighted average shares used to compute net income per share
Basic	29,476	27,751
Diluted	30,773	27,751

Vocera Communications, Inc.
Future guidance for operating results
(In millions, except per share amounts)

Reconciliation for GAAP to Non-GAAP for net income (loss) and net income (loss) per share
	Three months ended June 30, 2018		Year ended December 31, 2018
	Low	High	Low	High
Revenue	$39.5	$43.5	$175.0	$183.0
GAAP net loss	(7.6)	(5.1)	(18.9)	(11.9)
Stock compensation expense	5.4	5.4	22.0	21.0
Intangible amortization expense	1.2	1.2	4.7	4.7
Acquisition and restructuring expense	0.3	0.3	1.0	1.0
Total adjustments	6.8	6.8	27.7	26.7
Non-GAAP net income (loss)	$(0.7)	$1.8	$8.8	$14.8
Weighted average shares (in thousands)
Basic	29,890	29,890	29,850	29,850
Diluted - GAAP	29,890	29,890	29,850	29,850
Diluted - Non-GAAP	29,890	31,190	31,150	31,150

GAAP net loss per share, basic and diluted	$(0.25)	$(0.17)	$(0.63)	$(0.40)

Non-GAAP net income (loss) per share :
Basic	$(0.02)	$0.06	$0.30	$0.50
Diluted	$(0.02)	$0.06	$0.28	$0.48

Reconciliation of Non-GAAP net income (loss) to adjusted EBITDA
	Three months ended June 30, 2018		Year ended December 31, 2018
	Low	High	Low	High
Non-GAAP net income (loss)	$(0.7)	$1.8	$8.8	$14.8
Interest income, net	(0.1)	(0.1)	(0.3)	(0.3)
Depreciation expense	0.9	0.9	3.5	3.5
Provision for income taxes	0.4	0.4	2.0	2.0
Total adjustments	1.2	1.2	5.2	5.2
Adjusted EBITDA	$0.5	$3.0	$14.0	$20.0

* Amounts may not recompute due to rounding.

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations and Condensed Consolidated Balance Sheets Adjusted for the Adoption of The New Revenue Standard (ASC 606) on a Fully Retrospective Basis

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	As Adjusted		As Reported		Change
Year Ended December 31,	2017	2016	2017	2016	2017	2016
Revenue
Product revenue
Devices	$61,746	$50,614	$60,869	$50,061	$877	$553
Software	29,839	23,621	27,996	20,606	1,843	3,015
Total product	91,585	74,235	88,865	70,667	2,720	3,568
Service revenue
Maintenance and support	52,342	43,408	52,542	43,438	(200)	(30)
Professional services and training	22,062	14,383	21,141	13,591	921	792
Total service	74,404	57,791	73,683	57,029	721	762
Total revenue	165,989	132,026	162,548	127,696	3,441	4,330
Cost of revenue
Product	27,244	22,788	27,244	22,788	—	—
Service	37,683	26,287	37,683	26,287	—	—
Total cost of revenue	64,927	49,075	64,927	49,075	—	—
Gross profit	101,062	82,951	97,621	78,621	3,441	4,330
Operating expenses
Research and development	27,685	18,266	27,685	18,266	—	—
Sales and marketing	60,107	51,274	59,986	52,811	121	(1,537)
General and administrative	23,970	24,499	23,970	24,499	—	—
Total operating expenses	111,762	94,039	111,641	95,576	121	(1,537)
Income (loss) from operations	(10,700)	(11,088)	(14,020)	(16,955)	3,320	5,867
Interest income	604	684	604	684	—	—
Other income (expense), net	(42)	(467)	(42)	(467)	—	—
Income (loss) before income taxes	(10,138)	(10,871)	(13,458)	(16,738)	3,320	5,867
Provision for income taxes	(759)	(529)	(759)	(529)	—	—
Net income (loss)	$(10,897)	$(11,400)	$(14,217)	$(17,267)	$3,320	$5,867

Net income (loss) per share
Basic and diluted	$(0.38)	$(0.42)	$(0.50)	$(0.64)	$0.12	$0.21
Weighted average shares used to compute net income (loss) per share
Basic and diluted	28,655	26,859	28,655	26,859	28,655	26,859

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations Adjusted for the Adoption of the New Revenue Standard

	Q1 2017			Q2 2017			Q3 2017			Q4 2017
(In Thousands, Except Per Share Amounts, Unaudited)	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
Revenue
Product revenue
Devices	$14,058	$14,121	$(63)	$14,990	$14,837	$153	$16,524	$16,084	$440	$16,174	$15,827	$347
Software	5,994	5,912	82	6,002	5,821	181	9,494	7,165	2,329	8,349	9,098	(749)
Total product	20,052	20,033	19	20,992	20,658	334	26,018	23,249	2,769	24,523	24,925	(402)
Service revenue
Maintenance and support	12,000	11,852	148	12,670	12,583	87	13,837	13,746	91	13,835	14,361	(526)
Professional services and training	4,574	4,410	164	5,996	5,209	787	5,730	5,305	425	5,762	6,217	(455)
Total service	16,574	16,262	312	18,666	17,792	874	19,567	19,051	516	19,597	20,578	(981)
Total revenue	36,626	36,295	331	39,658	38,450	1,208	45,585	42,300	3,285	44,120	45,503	(1,383)
Cost of revenue
Product	6,409	6,409	—	6,807	6,807	—	7,208	7,208	—	6,820	6,820	—
Service	9,155	9,155	—	9,962	9,962	—	9,241	9,241	—	9,325	9,325	—
Total cost of revenue	15,564	15,564	—	16,769	16,769	—	16,449	16,449	—	16,145	16,145	—
Gross profit	21,062	20,731	331	22,889	21,681	1,208	29,136	25,851	3,285	27,975	29,358	(1,383)
Operating expenses
Research and development	6,929	6,929	—	7,371	7,371	—	6,644	6,644	—	6,741	6,741	—
Sales and marketing	14,922	14,581	341	15,246	15,377	(131)	14,840	15,831	(991)	15,099	14,197	902
General and administrative	5,695	5,695	—	5,984	5,984	—	6,088	6,088	—	6,203	6,203	—
Total operating expenses	27,546	27,205	341	28,601	28,732	(131)	27,572	28,563	(991)	28,043	27,141	902
Income (loss) from operations	(6,484)	(6,474)	(10)	(5,712)	(7,051)	1,339	1,564	(2,712)	4,276	(68)	2,217	(2,285)
Interest income	105	105	—	128	128	—	177	177	—	194	194	—
Other income (expense), net	109	109	—	(67)	(67)	—	(41)	(41)	—	(43)	(43)	—
Income (loss) before income taxes	(6,270)	(6,260)	(10)	(5,651)	(6,990)	1,339	1,700	(2,576)	4,276	83	2,368	(2,285)
Provision for income taxes	(380)	(380)	—	(361)	(361)	—	(309)	(309)	—	291	291	—
Net income (loss)	$(6,650)	$(6,640)	$(10)	$(6,012)	$(7,351)	$1,339	$1,391	$(2,885)	$4,276	$374	$2,659	$(2,285)

Net income (loss) per share
Basic	$(0.24)	$(0.24)	$—	$(0.21)	$(0.26)	$0.05	$0.05	$(0.10)	$0.15	$0.01	$0.09	$(0.08)
Diluted	$(0.24)	$(0.24)	$—	$(0.21)	$(0.26)	$0.05	$0.05	$(0.10)	$0.14	$0.01	$0.09	$(0.07)
Weighted average shares used to compute net income (loss) per share
Basic	27,751	27,751	27,751	28,422	28,422	28,422	29,130	29,130	29,130	29,317	29,317	29,317
Diluted	27,751	27,751	27,751	28,422	28,422	28,422	30,473	29,130	30,473	30,704	30,704	30,704

Vocera Communications, Inc.
Condensed Consolidated Balance Sheets Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Unaudited)

	As Adjusted		As Reported		Change
As of December 31,	2017	2016	2017	2016	2017	2016
Assets
Current assets
Cash and cash equivalents	$28,726	$35,033	$28,726	$35,033	$—	$—
Short-term investments	52,507	39,033	52,507	39,033	—	—
Accounts receivable, net	35,105	24,142	35,105	24,142	—	—
Other receivables	1,331	1,211	1,170	1,211	161	—
Inventories	2,815	4,556	2,815	4,556	—	—
Prepaid expenses and other current assets	3,957	3,364	3,957	3,364	—	—
Total current assets	124,441	107,339	124,280	107,339	161	—
Property and equipment, net	5,751	5,894	5,751	5,894	—	—
Intangible assets, net	13,567	18,200	13,567	18,200	—	—
Goodwill	49,246	49,246	49,246	49,246	—	—
Deferred Commissions	10,301	10,422	—	—	10,301	10,422
Other long-term assets	1,667	1,394	1,667	1,394	—	—
Total assets	$204,973	$192,495	$194,511	$182,073	$10,462	$10,422
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$2,678	$3,231	$2,678	$3,231	$—	$—
Accrued payroll and other current liabilities	14,689	15,896	14,689	15,896	—	—
Deferred revenue, current	40,734	38,194	47,276	43,845	(6,542)	(5,651)
Total current liabilities	58,101	57,321	64,643	62,972	(6,542)	(5,651)
Deferred revenue, long-term	14,417	11,523	16,438	11,155	(2,021)	368
Other long-term liabilities	4,455	4,505	4,455	4,505	—	—
Total liabilities	76,973	73,349	85,536	78,632	(8,563)	(5,283)
Total stockholders’ equity	128,000	119,146	108,975	103,441	19,025	15,705
Total liabilities and stockholders’ equity	$204,973	$192,495	$194,511	$182,073	$10,462	$10,422

Vocera Communications, Inc.
Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share and Adjusted EBITDA Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Year Ended December 31, 2017			Year Ended December 31, 2016
	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
GAAP net income (loss)	$(10,897)	$(14,217)	$3,320	$(11,400)	$(17,267)	$5,867
Add back:
Stock compensation expense	18,196	18,196	—	12,035	12,035	—
Acquisition related expenses	1,269	1,269	—	5,822	5,822	—
Interest income	(549)	(549)	—	(627)	(627)	—
Depreciation and amortization expense	7,643	7,643	—	3,770	3,770	—
Provision for income taxes	759	759	—	529	529	—
Non-GAAP adjusted EBITDA	$16,421	$13,101	$3,320	$10,129	$4,262	$5,867

GAAP net income (loss)	$(10,897)	$(14,217)	$3,320	$(11,400)	$(17,267)	$5,867
Add back:
Stock compensation expense	18,196	18,196	—	12,035	12,035	—
Intangible amortization	4,633	4,633	—	1,375	1,375	—
Acquisition related expenses	1,269	1,269	—	5,822	5,822	—
Non-GAAP net income	$13,201	$9,881	$3,320	$7,832	$1,965	$5,867
Net income per share
Basic	$0.46	$0.34	$0.12	$0.29	$0.07	$0.22
Diluted	$0.44	$0.33	$0.11	$0.28	$0.07	$0.21
Weighted average shares used to compute net income per share
Basic	28,655	29,476	28,655	26,859	27,751	26,859
Diluted	30,268	30,268	30,268	28,126	28,126	28,126

Vocera Communications, Inc.
Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share and Adjusted EBITDA Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Q1 2017			Q2 2017			Q3 2017			Q4 2017
	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
GAAP net income (loss)	$(6,650)	$(6,640)	$(10)	$(6,012)	$(7,351)	$1,339	$1,391	$(2,885)	$4,276	$374	$(4,770)	$(2,285)
Add back:
Stock compensation expense	3,583	3,583	—	4,903	4,903	—	4,718	4,718	—	4,992	4,992	—
Acquisition related expenses	410	410	—	312	312	—	287	287	—	260	260	—
Interest income	(92)	(92)	—	(117)	(117)	—	(162)	(162)	—	(178)	(178)	—
Depreciation and amortization expense	1,804	1,804	—	1,987	1,987	—	1,964	1,964	—	1,888	1,888	—
Provision for income taxes	380	380	—	361	361	—	309	309	—	(291)	(291)	—
Non-GAAP adjusted EBITDA	$(565)	$(555)	$(10)	$1,434	$95	$1,339	$8,507	$4,231	$4,276	$7,045	$9,330	$(2,285)

GAAP net income (loss)	$(6,650)	$(6,640)	$(10)	$(6,012)	$(7,351)	$1,339	$1,391	$(2,885)	$4,276	$374	$2,659	$(2,285)
Add back:
Stock compensation expense	3,583	3,583	—	4,903	4,903	—	4,718	4,718	—	4,992	4,992	—
Intangible amortization	1,132	1,132	—	1,241	1,241	—	1,169	1,169	—	1,091	1,091	—
Acquisition related expenses	410	410	—	312	312	—	287	287	—	260	260	—
Non-GAAP net income	$(1,525)	$(1,515)	$(10)	$444	$(895)	$1,339	$7,565	$3,289	$4,276	$6,717	$9,002	$(2,285)
Net income per share
Basic	$(0.05)	$(0.05)	$—	$0.02	$(0.03)	$0.05	$0.26	$0.11	$0.15	$0.23	$0.31	$(0.08)
Diluted	$(0.05)	$(0.05)	$—	$0.01	$(0.03)	$0.04	$0.25	$0.11	$0.14	$0.22	$0.29	$(0.07)
Weighted average shares used to compute net income per share
Basic	27,751	27,751	27,751	28,422	28,422	28,422	29,130	29,130	29,130	29,317	29,476	29,317
Diluted	27,751	27,751	27,751	29,806	28,422	29,806	30,473	30,473	30,473	30,704	30,704	30,704